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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): December 29, 2006


                          GS Mortgage Securities Corp.
    (as depositor for the GSAA Home Equity Trust 2006-20 formed pursuant to a
     Master Servicing and Trust Agreement, relating to the GSAA Home Equity
            Trust 2006-20, Asset-Backed Certificates, Series 2006-20)
            ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                   333-132809-44              13-3387389
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification No.)

          85 Broad Street, New York, New York                     10004
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       (Address of Principal Executive Offices)                 (Zip Code)


                                 (212) 902-1000
               ----------------------------------------------------
               (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
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Item 8.01.  Other Events.
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     On December 29, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of December 1, 2006 (the "Trust Agreement"), among the Company, as depositor, U.S. Bank National Association ("U.S. Bank"), as trustee and as a custodian, The Bank of New York Trust Company, National Association ("BNY") and Deutsche Bank National Trust Company ("Deutsche Bank"), each as a custodian and Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer and securities administrator of GSAA Home Equity Trust 2006-20, Asset-Backed Certificates, Series 2006-20 (the "Certificates"), issued in sixteen classes. The Class 1A1, Class 1A2, Class 2A1A, Class 2A1B, Class A4A, Class A4B, Class M1, Class M2, Class M3, Class M4, Class M5, Class B1, Class B2, Class B3, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of December 1, 2006 of $1,286,105,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of December 26, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

     On December 29, 2006, GSAA Home Equity Trust 2006-20 (the "Trust") entered into one interest rate swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation (the "Swap Agreement") thereto. The Swap Agreement is annexed hereto as Exhibit 99.2.

     On December 29, 2006, the Company entered into an Assignment Agreement (the "CHL Step 1 Assignment Agreement") dated as of December 29, 2006, among Countrywide Home Loans Servicing, LP ("CHL"), the Company and Goldman Sachs Mortgage Company ("GSMC"). The CHL Step 1 Assignment Agreement is annexed hereto as Exhibit 99.3.

     On December 29, 2006, the Company, entered into an Assignment Agreement (the "CHL Step 2 Assignment Agreement") dated as of December 29, 2006, among the Company, CHL, U.S. Bank and Wells Fargo. The CHL Step 2 Assignment Agreement is annexed hereto as Exhibit 99.4.

     On December 29, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 1 Assignment Agreement") dated as of December 29, 2006, among Avelo Mortgage, L.L.C. ("Avelo"), the Company and GSMC. The Avelo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.5.

     On December 29, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 2 Assignment Agreement") dated as of December 29, 2006, among the Company, Avelo, U.S. Bank and Wells Fargo. The Avelo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.6.

     On December 29, 2006, the Company entered into an Assignment Agreement (the "GreenPoint Step 1 Assignment Agreement") dated as of December 29, 2006, among GreenPoint Mortgage Funding, Inc. ("GreenPoint"), the Company and GSMC. The GreenPoint Step 1 Assignment Agreement is annexed hereto as Exhibit 99.7.

     On December 29, 2006, the Company entered into an Assignment Agreement (the "GreenPoint Step 2 Assignment Agreement") dated as of December 29, 2006, among the Company, GreenPoint, U.S. Bank and Wells Fargo. The GreenPoint Step 2 Assignment Agreement is annexed hereto as Exhibit 99.8.

     On December 29, 2006, the Company entered into an Assignment Agreement (the "SunTrust Step 1 Assignment Agreement") dated as of December 29, 2006, among SunTrust Mortgage, Inc. ("SunTrust"), the Company and GSMC. The SunTrust Step 1 Assignment Agreement is annexed hereto as Exhibit 99.9.

     On December 29, 2006, the Company entered into an Assignment Agreement (the "SunTrust Step 2 Assignment Agreement") dated as of December 29, 2006, among the Company, SunTrust, U.S. Bank and Wells Fargo. The SunTrust Step 2 Assignment Agreement is annexed hereto as Exhibit 99.10.

     On December 29, 2006, the Company entered into an Assignment Agreement (the "NatCity Step 1 Assignment Agreement") dated as of December 29, 2006, among National City Mortgage Co. ("NatCity"), the Company and GSMC. The NatCity Step 1 Assignment Agreement is annexed hereto as Exhibit 99.11.

     On December 29, 2006, the Company entered into an Assignment Agreement (the "NatCity Step 2 Assignment Agreement") dated as of December 29, 2006, among the Company, NatCity, U.S. Bank and Wells Fargo. The NatCity Step 2 Assignment Agreement is annexed hereto as Exhibit 99.12.

     On December 29, 2006, the Company entered into an Assignment Agreement (the "IndyMac Step 1 Assignment Agreement") dated as of December 29, 2006, among IndyMac Bank, F.S.B. ("IndyMac"), the Company and GSMC. The IndyMac Step 1 Assignment Agreement is annexed hereto as Exhibit 99.13.

     On December 29, 2006, the Company entered into an Assignment Agreement (the "IndyMac Step 2 Assignment Agreement") dated as of December 29, 2006, among the Company, IndyMac, U.S. Bank and Wells Fargo. The IndyMac Step 2 Assignment Agreement is annexed hereto as Exhibit 99.14.

     On December 29, 2006, the Company entered into an Assignment Agreement (the "Wachovia Step 1 Assignment Agreement") dated as of December 29, 2006, among Wachovia Mortgage Corporation ("Wachovia"), the Company and GSMC. The Wachovia Step 1 Assignment Agreement is annexed hereto as Exhibit 99.15.

     On December 29, 2006, the Company entered into an Assignment Agreement (the "Wachovia Step 2 Assignment Agreement") dated as of December 29, 2006, among the Company, Wachovia, U.S. Bank and Wells Fargo. The Wachovia Step 2 Assignment Agreement is annexed hereto as Exhibit 99.16.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9  Financial Statements and Exhibits.
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Item 9.01  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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      Not applicable.

(b) Pro forma financial information:
    --------------------------------

      Not applicable.

(c) Exhibits:
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Exhibit 99.1  Master Servicing and Trust Agreement, dated as of December 1,
              2006, among GS Mortgage Securities Corp., as depositor, U.S. Bank, as trustee and as a custodian, Deutsche Bank and BNY, each as a custodian and Wells Fargo as Master Servicer and securities administrator.

Exhibit 99.2 Interest Rate Swap Agreement, dated as of December 29, 2006, between GSAA Home Equity Trust 2006-20 and Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.

Exhibit 99.3 CHL Step 1 Assignment Agreement, dated as of December 29, 2006, among CHL, GSMC and the Company.

Exhibit 99.4 CHL Step 2 Assignment Agreement, dated as of December 29, 2006, among the Company, CHL, U.S. Bank and Wells Fargo.

Exhibit 99.5 Avelo Step 1 Assignment Agreement, dated as of December 29, 2006, among Avelo, GSMC and the Company.

Exhibit 99.6 Avelo Step 2 Assignment Agreement, dated as of December 29, 2006, among the Company, Avelo, U.S. Bank and Wells Fargo.

Exhibit 99.7 GreenPoint Step 1 Assignment Agreement, dated as of December 29, 2006, among GreenPoint, GSMC and the Company.

Exhibit 99.8 GreenPoint Step 2 Assignment Agreement, dated as of December 29, 2006, among the Company, GreenPoint, U.S. Bank and Wells Fargo.

Exhibit 99.9 SunTrust Step 1 Assignment Agreement, dated as of December 29, 2006, among SunTrust, GSMC and the Company.

Exhibit 99.10 SunTrust Step 2 Assignment Agreement, dated as of December 29,
              2006, among the Company, SunTrust, U.S. Bank and Wells Fargo.

Exhibit 99.11 NatCity Step 1 Assignment Agreement, dated as of December 29,
              2006, among NatCity, GSMC and the Company.

Exhibit 99.12 NatCity Step 2 Assignment Agreement, dated as of December 29,
              2006, among the Company, NatCity, U.S. Bank and Wells Fargo.

Exhibit 99.13 IndyMac Step 1 Assignment Agreement, dated as of December 29,
              2006, among IndyMac, GSMC and the Company.

Exhibit 99.14 IndyMac Step 2 Assignment Agreement, dated as of December 29,
              2006, among the Company, IndyMac, U.S. Bank and Wells Fargo.

Exhibit 99.15 Wachovia Step 1 Assignment Agreement, dated as of December 29,
              2006, among Wachovia, GSMC and the Company.

Exhibit 99.16 Wachovia Step 2 Assignment Agreement, dated as of December 29,
              2006, among the Company, Wachovia, U.S. Bank and Wells Fargo.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   January 12, 2006


                                         GS MORTGAGE SECURITIES CORP.



                                         By:  /s/ Michelle Gill
                                                  ------------------
                                            Name:  Michelle Gill
                                            Title: Vice President

                                  Exhibit Index
                                  -------------

Exhibit Index
-------------

Item 601(a) of                   Description                    Paper (P) or
--------------                   -----------                   ------------
Regulation S-K                                                 Electronic (E)
--------------                                                 --------------
      99.1       Master Servicing and Trust Agreement, dated         E
                 as of December 1, 2006, among GS Mortgage
                 Securities Corp., as depositor, U.S. Bank as
                 trustee and as a custodian, BNY andDeustche
                 Bank, each as a custodian and Wells Fargo as
                 Master Servicer and securities
                 administrator.
      99.2       Interest Rate Swap Agreement, dated as of           E
                 December 29, 2006, between GSAA Home Equity
                 Trust 2006-20 and Goldman Sachs Mitsui
                 Marine Derivative Products, L.P., with
                 Schedule and Confirmation thereto.
      99.3       CHL Step 1 Assignment Agreement, dated as           E
                 of December 29, 2006, among CHL, GSMC and the Company.

      99.4       CHL Step 2 Assignment Agreement, dated as           E
                 of December 29, 2006, among the Company,
                 CHL, U.S. Bank and Wells Fargo.

      99.5       Avelo Step 1 Assignment Agreement, dated as         E
                 of December 29, 2006, among Avelo, GSMC and the Company.

      99.6       Avelo Step 2 Assignment Agreement, dated as         E
                 of December 29, 2006, among the Company,
                 Avelo, U.S. Bank and Wells Fargo.

      99.7       GreenPoint  Step  1  Assignment   Agreement,        E
                 dated  as  of  December  29,   2006,   among
                 GreenPoint, GSMC and the Company.

      99.8       GreenPoint  Step  2  Assignment   Agreement,        E
                 dated as of December 29, 2006, among the Company, GreenPoint, U.S. Bank and Wells
                 Fargo.

      99.9       SunTrust Step 1 Assignment Agreement,  dated        E
                 as of December  29,  2006,  among  SunTrust,
                 GSMC and the Company.

     99.10       SunTrust Step 2 Assignment Agreement, dated         E
                 as of December 29, 2006, among the Company, SunTrust, U.S. Bank and Wells Fargo.

     99.11       NatCity Step 1 Assignment  Agreement,  dated        E
                 as of  December  29,  2006,  among  NatCity,
                 GSMC and the Company.

     99.12       NatCity Step 2 Assignment  Agreement,  dated        E
                 as of December 29, 2006, among the Company, NatCity, U.S. Bank and Wells Fargo.

     99.13       IndyMac Step 1 Assignment  Agreement,  dated        E
                 as of  December  29,  2006,  among  IndyMac,
                 GSMC and the Company.

     99.14       IndyMac Step 2 Assignment  Agreement,  dated        E
                 as of December 29, 2006, among the Company, IndyMac, U.S. Bank and Wells Fargo.

     99.15       Wachovia Step 1 Assignment Agreement,  dated        E
                 as of December  29,  2006,  among  Wachovia,
                 GSMC and the Company.

     99.16       Wachovia Step 2 Assignment Agreement,  dated        E
                 as of December 29, 2006, among the Company, Wachovia, U.S. Bank and Wells Fargo.